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                                                                  EXHIBIT 10(37)

                      SPLIT-DOLLAR COLLATERAL ASSIGNMENT

     FOR VALUE RECEIVED, the undersigned owner (hereafter the "Assignor"), assigns, transfers and sets over to The Primadonna Corporation, a Nevada corporation (hereafter the "Assignee"), its successors or assigns, certain rights in and to policy number 20,023,115 (hereafter the "Policy"), and any and all supplemental benefit riders or agreements issued under said Policy, issued by John Hancock (hereafter the "Insurer"), insuring the lives of Gary and Carolee Primm, subject to all the terms and conditions of the Policy and this Assignment and to all superior liens, if any, which the Insurer or any prior Assignee may have against the Policy. The Assignor by this instrument and the Assignee by acceptance of the Assignment jointly and severally agree to the conditions and provisions hereof. This Assignment is made and the Policy is to be held as collateral security for any and all liabilities of the Assignor to the Assignee either now existing or that may hereafter arise between the Assignor or any successors or assigns and the Assignee under that certain Split-Dollar Agreement, dated as of January 19, 1994, as amended and restated by that certain Amended and Restated Split Dollar Agreement, dated December 22, 1998, with regard to the Policy.

     1. (a) It is expressly agreed that the Assignee shall have the following rights in the Policy: (i) the right to make and receive loans against the Policy (from the Insurer or otherwise), to the extent of the aggregate premiums paid by the Assignee on the Policy; (ii) the right to release this Assignment to the Assignor or its assigns; (iii) the right to surrender the Policy and to receive the Policy cash value and any dividend credits outstanding (but not in excess of the aggregate premiums paid by the Assignee on the Policy); and (iv) the right to receive from the death proceeds of the Policy, and to elect an income settlement option with respect thereto, an amount equal to the aggregate premiums paid by the Assignee on the Policy, but reduced by any Indebtedness (together with any unpaid interest) incurred by the Assignee on the Policy.

         (b) Except as provided in Paragraph (a) above, all other rights in the Policy, including but not limited to the right to designate and change the beneficiary of the Policy and the right to make loans against or withdrawals from the Policy and to receive any cash values and dividend credits outstanding in excess of aggregate premiums paid by the Assignee on the Policy, and select and modify investment options are expressly reserved to the Assignor and are therefore excluded from this Assignment.

         (c) For purposes of Paragraphs (a) and (b) above, the signature of either the Assignor or the Assignee shall be adequate. Both the Assignor and the Assignee acknowledge that, between themselves, they are bound by the limitations of this Assignment and that the Insurer will recognize the signature of either.

     2. This Assignment does not change the Insurer's right under the "Policy Loan" provision of the Policy to charge Interest on any Policy loan. If interest is not paid under the terms of the Policy, the Insurer has the right to add such interest to the unpaid loan from whatever cash value remains regardless of who is entitled to that cash value under the terms of this Assignment.

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     3.  For purposes of this Assignment, aggregate premiums paid by the
Assignee on the Policy shall exclude premiums for any extra benefit riders or agreements issued under the Policy.

     4. Any death proceeds of the Policy in excess of the amount payable to the Assignee shall be paid by the Insurer directly to the beneficiary named under the Policy.

     5. All provisions of this Assignment shall be binding upon the executors, administrators, successors or assigns of the Assignor.

     6. All Policy options and designations in effect as of the date of this Assignment shall remain in effect unless specifically changed by this Assignment or by action taken thereafter consistent with this Assignment.

     7. The Insurer is hereby authorized to recognize the Assignee's claim of right hereunder without investigating the validity or amount thereof, the giving of any notice, or the existence or amount of any liabilities of the Assignor to the Assignee. Payment by the Insurer of any or all death proceeds of the Policy to the Assignee in reliance upon an affidavit of any officer of the Assignee as to the share of death proceeds due it shall be a full discharge of the Insurer for such share and shall be binding on all parties claiming any interest under the Policy.

                  Signed at Reno, Nevada on December 22, 1998.


                                          1992 Primm Children's Trust (u/d/t
                                          December 22, 1992)

  /s/                                     By:   /s/
-------------------------------------         -------------------------------
Witness                                       Robert E. Armstrong, Trustee


Acknowledged and Agreed to by:            Acknowledged and Agreed to by:

The Primadonna Corporation,               John Hancock, Insurer:
a Nevada corporation

By:   /s/                                 By:   /s/
    ----------------------------------        -------------------------------
    John Shigley, Secretary                   Its:

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